Unaudited Selected Quarterly Data	12 Months Ended
Dec. 31, 2019
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information [Text Block]
17. UNAUDITED SELECTED QUARTERLY DATA
Unaudited quarterly financial results are set forth in the following tables and include the operating results of legacy Innovation Systems subsequent to the Merger date. It is the company’s long-standing practice to establish actual interim closing dates using a “fiscal” calendar in which we close our books on a Friday near each quarter-end date, in order to normalize the potentially disruptive effects of quarterly closings on business processes. Similarly, legacy Innovation Systems used a “fiscal” calendar by closing its books on a Sunday near these quarter-end dates. Beginning in the second quarter of 2019, legacy Innovation Systems aligned its “fiscal” calendar with legacy Northrop Grumman. This practice is only used at interim periods within a reporting year.

2019
In millions, except per share amounts	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Sales	$8,189	$8,456	$8,475	$8,721
Operating income	936	946	951	1,136
Net earnings (loss)	863	861	933	(409)

Basic earnings (loss) per share	5.08	5.07	5.52	(2.43)
Diluted earnings (loss) per share(1)	5.06	5.06	5.49	(2.43)

Weighted-average common shares outstanding	170.0	169.7	169.1	168.4
Weighted-average diluted shares outstanding(1)	170.7	170.3	169.9	168.4

2018
In millions, except per share amounts	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Sales	$6,735	$7,119	$8,085	$8,156
Operating income	848	817	1,172	943
Net earnings	840	789	1,244	356

Basic earnings per share	4.82	4.52	7.15	2.07
Diluted earnings per share	4.79	4.50	7.11	2.06

Weighted-average common shares outstanding	174.3	174.5	174.1	171.8
Weighted-average diluted shares outstanding	175.4	175.4	174.9	172.6
(1)
Fourth quarter 2019 excludes the dilutive effect of awards granted to employees under stock-based compensation plans as such awards would be antidilutive.